UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Nikola Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Social media post, first used on June 13, 2023]

The Nikola Annual Meeting of Stockholders adjourned for more time to VOTE FOR Proposal 2!
All #NKLA stockholders are urged to vote by 11:59 p.m. ET on July 5, 2023. Read more:
https://www.nikolamotor.com/stockholder-meeting/

[Social media post, first used on or about June 15, 2023]

More time for #NKLA stockholders to vote! Nikola Stockholders must vote by 11:59 p.m., Eastern Time, on July 5, 2023, for their vote to count. VOTE NOW! Learn more:
https://www.nikolamotor.com/stockholder-meeting/

[Social media post, first used on or about June 18, 2023]

#NKLA stockholders have you heard? Voting has been extended. Voting is quick and easy. Learn how to vote here: https://www.nikolamotor.com/stockholder-meeting/